Exhibit 99.3

Lantronix Accelerates IoT Leadership With Strategic

Acquisition of DZS’s NetComm Enterprise IoT Portfolio

•	Expands Lantronix’s IoT Wireless Connect Portfolio With Cutting-Edge 5G Technology
•	Strengthens Competitive Offering, Adds New Blue-Chip Customers

IRVINE, Calif., Nov. 7, 2024 – Lantronix Inc. (NASDAQ: LTRX), a global leader in IoT compute and connectivity IoT solutions, today announced that it has signed a definitive agreement to acquire from NetComm Wireless Pty Ltd (“NetComm”), a subsidiary of DZS, Inc., all of the assets of its enterprise Internet of Things (IoT) business for $6.5 million in cash together with assumptions of certain liabilities. The acquisition complements Lantronix’s focus on the Enterprise and Smart City vertical markets and expands its next-generation 5G capabilities.

“The strategic acquisition of Netcomm’s IoT portfolio strengthens our Compute and Connect offerings by providing our customers with leading-edge IoT solutions,” stated Saleel Awsare, president and CEO of Lantronix. “The acquisition expands our portfolio in Gateway, Routers and Modems, including the latest 5G products, which enhances our Edge Compute solutions. It also adds new blue-chip Enterprise customers for additional cross-selling opportunities and opens our products to target-rich unserved geographic markets, such as Australia and New Zealand.”

The closing of the acquisition is subject to certain conditions. Lantronix believes that the transaction will close during the second quarter of fiscal 2025. Lantronix expects the acquisition to be accretive upon closing and will accelerate the company’s strategic focus on innovative Industrial IoT solutions at scale. By integrating this new IoT portfolio, Lantronix will enhance its connectivity solutions in mission-critical areas, such as critical infrastructure, asset monitoring and telecommunications.

At the core of this acquisition are 4G and 5G solutions that enable ultra-fast Ethernet-to-Cellular and Wi-Fi® connectivity for machines in the most demanding environments. Designed for industries that require rugged, reliable connectivity, these products deliver low-latency performance and superior remote management capabilities. This IoT suite is trusted by some of the world’s most prominent companies. Lantronix expects DSZ’s NetComm enterprise portfolio to generate between $6 million and $7 million in revenue during calendar year 2024.

About Lantronix

Lantronix Inc. is a global leader of compute and connectivity IoT solutions that target high-growth industries including Smart Cities, Automotive and Enterprise. Lantronix’s products and services empower companies to succeed in the growing IoT markets by delivering customizable solutions that address each layer of the IoT Stack. Lantronix’s leading-edge solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

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This news release contains forward-looking statements, including statements about our expectations concerning the benefits of our acquisition of DSZ’s NetComm enterprise IoT portfolio such as strengthening our competitive offering, bringing new blue-chip names to our customer base and unlocking growth opportunities for our IoT customers, as well as the anticipated completion of the proposed acquisition or the timing thereof and the accretive nature of the proposed acquisition. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the ability to complete the proposed acquisition on anticipated terms and timetable; our ability to integrate the acquired assets successfully after the closing and achieve anticipated benefits from them; the possibility that various closing conditions for the acquisition may not be satisfied or waived; risks relating to any unforeseen liabilities assumed with the acquired assets; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic or other outbreaks, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 9, 2024, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.© 2024 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Media Contact:

Gail Kathryn Miller

Corporate Marketing &

Communications Manager

media@lantronix.com

949-212-0960

Lantronix Analyst and Investor Contact:

investors@lantronix.com

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